EXHIBIT 10.2
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                          REGISTRATION RIGHTS AGREEMENT
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         This Registration Rights Agreement is entered into as of January 31,
2005 by and among Schawk, Inc., a Delaware corporation ("Schawk"), the Principal Schawk Stockholders (as defined below), KAGT Holdings, Inc., a Delaware corporation ("KAGT"), the Stockholders (as defined in the Stock Purchase Agreement described below), and the Management Holders (as defined below). This Agreement is attached as Exhibit B to that certain Stock Purchase Agreement ("Stock Purchase Agreement") dated as of December 17, 2004 by and among Schawk, Seven Worldwide, Inc., a Delaware corporation, KAGT and the Stockholders (as defined in such Stock Purchase Agreement).

         1. Definitions. Capitalized terms used herein without definition shall have the meanings attributed to such terms in the Stock Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         Advice: See Section 5 hereof.

         Company: Schawk, Inc., a Delaware corporation.

         Company Securities: Common Stock sought to be included in a registration for the Company's account.

         Common Stock: The Class A Common Stock, $0.08 par value per share, of the Company.

         Demand Registrations: The Initial Demand Registration, the Second Demand Registration and the Final Demand Registration.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Final Demand Registration: See Section 3(a) hereof.

         Holder: The Stockholders, the Management Holders or KAGT or any permitted successor or assignee thereof in accordance with Section 10(d).

         Incidental Registration: See Section 3(e) hereof.

         Initial Demand Registration: See Section 3(a) hereof.

         Losses: See Section 7(a) hereof.

         Management Holders: John Harris, Fred Drasner, Joseph Vecchiolla and Nat Buonfiglio.

         Notice: See Section 3(b) hereof.

         Other Securities: Common Stock sought to be included in a registration by Other Holders.

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         Person: Any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, government (and any department or agency thereof) or other entity.

         Principal Schawk Stockholders: Clarence W. Schawk, Marilyn G. Schawk, David A. Schawk and A. Alex Sarkisian, as Trustee of the David A. Schawk Family Trust dated 11/30/88 F/B/O Colleen Teryl Schawk, as Trustee of the David A. Schawk Family Trust dated 11/30/88 F/B/O Kara Elizabeth Schawk and as Trustee of the David A. Schawk Family Trust dated 11/30/88 F/B/O Kelly Lynn Schawk.

         Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registered Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated or deemed to be incorporated by reference in such prospectus.

         Public Offering: Any offer by the Company to sell its securities to the public pursuant to a registration statement filed with the SEC under the terms of the Securities Act.

         Registered Registrable Securities: Registrable Securities covered by a Registration Statement.

         Registrable Securities: (i) all shares of Common Stock issued pursuant to Section 2.1 of the Stock Purchase Agreement, including, without limitation, all shares of Common Stock issued to or for the benefit of the Management Holders in respect of unexercised options at the effective time of the Closing (as defined in the Stock Purchase Agreement), and (ii) all other equity securities of the Company issued or issuable with respect to the Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Registrable Securities shall not include any shares when (i) they have ceased to be outstanding, (ii) a Registration Statement with respect to the sale by the Holders thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (iii) they have ceased to be held by the Holders, or (iv) they shall have been publicly distributed pursuant to Rule 144.

         Registration Expenses: See Section 6 hereof.

         Registration Statement: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus and amendments to such registration statement, including post-effective amendments, all exhibits, and all material incorporated or deemed to be incorporated by reference in such registration statement.

         SEC: The Securities and Exchange Commission.

         Second Demand Registration: See Section 3(a) hereof.

         Securities Act: The Securities Act of 1933, as amended.

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         Shelf Underwritten Offering: An underwritten offering of Registrable
Securities by a Holder pursuant to a take-down from a shelf Registration Statement.

         Special Counsel: Special counsel to KAGT, the Stockholders and the Management Holders, as selected by the Stockholders' Representative (as defined in the Stock Purchase Agreement).

         Suspension Period: See Section 3(a) hereof.

         Termination Date: See Section 10(j) hereof.

         Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for offering to the public.

         2. Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Registrable Securities.

         3. Registrations.

         (a) Demand Registrations. From and after the date which is six months following the Closing Date, the holders of Registrable Securities shall have the right, by written notice delivered to the Company by or on behalf of the holders of at least fifty-one percent (51%) of the outstanding Registrable Securities, to require the Company to register (the "Initial Demand Registration") under the Securities Act up to one hundred percent (100%) of the Registrable Securities. The Initial Demand Registration is exercisable once.

         Subsequent to the Initial Demand Registration, the holders of Registrable Securities then outstanding shall have the right, by written notice delivered to the Company by or on behalf of the holders of at least fifty-one percent (51%) of the remaining Registrable Securities, to require the Company to register (the "Second Demand Registration") under the Securities Act up to one hundred percent (100%) of such remaining Registrable Securities as were not sold pursuant to the Initial Demand Registration. The Second Demand Registration is exercisable once and not (i) prior to six months after the effective date of the Registration Statement filed pursuant to the Initial Demand Registration or (ii) after the Termination Date.

         Subsequent to the Second Demand Registration, the holders of Registrable Securities then outstanding shall have the right, by written notice delivered to the Company by or on behalf of the holders of at least fifty-one percent (51%) of the remaining Registrable Securities, to require the Company to register (the "Final Demand Registration") under the Securities Act up to one hundred percent (100%) of such remaining Registrable Securities as were not sold pursuant to the Second Demand Registration. The Final Demand Registration is exercisable once and not (i) prior to six months after the effective date of the Registration Statement filed pursuant to the Second Demand Registration or (ii) after the Termination Date.

         The holders of Registrable Securities shall not be entitled to request a Second or Final Demand Registration if at such time less than 10% of the initial amount of Registrable Securities are outstanding.

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         The Company shall use commercially reasonable efforts to promptly prepare and file each Registration Statement for a Demand Registration and cause the same to be declared effective by the SEC; provided, however, that if the Holders have received written notice from the Company that the Company is planning to commence a Public Offering within the next 30 days, the Holders will have no right to request a Demand Registration until 180 days after the date of the Public Offering or at such time that the Company is no longer pursuing such public offering.

         If any Demand Registration is requested to be a "shelf" registration, the Company shall use reasonable best efforts to keep the Registration Statement filed in respect thereof effective for a period of twelve (12) months from the date on which the SEC declares such Registration Statement effective (subject to extension pursuant to Section 4) or such shorter period which will terminate when all Registered Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement. A registration will not be deemed to have been effected pursuant to a shelf Registration Statement, and shall not reduce the number of Demand Requests available to the Holders, unless (x) the provisions of Section 3 are fulfilled with respect to such shelf Registration Statement and (y) the shelf Registration Statement with respect thereto has remained effective for the minimum period of time required by Section 3, as extended as provided in such Section 3.

         At any time that a shelf Registration Statement is effective, Holders of a majority of the outstanding Registrable Securities may deliver a notice to the Company (a "Shelf Underwriting Notice") stating that they intend to effect a Shelf Underwritten Offering of all or part of the Registrable Securities included by such Holders on the Shelf Registration Statement and stating the aggregate offering price and/or number of the Registrable Securities to be included in the Shelf Underwritten Offering, then the Company shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by the Company and/or any Other Holders); provided, that, the Holders may not request more than two Shelf Underwritten Offerings in any twelve month period.

         Notwithstanding anything herein to the contrary, the Company may, one time in any twelve (12) month period, for up to a maximum of 90 days, delay the filing of any Demand Registration, suspend the effectiveness of any Registration Statement and/or give a notice for purposes of the last paragraph of Section 5, as appropriate, if the Company shall have determined in good faith, upon advice of counsel, that it would be required to disclose any significant corporate development which disclosure would have a material effect on the Company, by giving notice in accordance with Section 5(c)(7) (a "Suspension Period"); provided, that, the period of time which the Demand Registration is required to be effective shall be increased by the number of days of the Suspension Period if the effectiveness of such Demand Registration was suspended, but not beyond twelve (12) months; and provided, further, that after the termination of the Suspension Period the Company shall comply with the obligations set forth in
Section 5(1). The Company agrees that, in the event it exercises its rights under this paragraph, it shall, prior to the expiration of the Suspension Period, file or update and use its reasonable best efforts to cause the effectiveness of, as applicable, the delayed Registration Statement.

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         (b) Requests for Demand Registrations. Subject to the conditions set forth in Section 3(a) hereof, any holder or holders of fifty-one percent (51%) or more of the outstanding Registrable Securities may, at any time, make a written request for a Demand Registration. Within ten days after receipt of such request, the Company shall provide notice (the "Notice") of such registration request to all other holders of Registrable Securities and shall include in such Demand Registration all Registrable Securities requested to be included therein. All requests made pursuant to this Section 3 will specify the number of the Registrable Securities to be registered and will also specify the intended methods of disposition thereof; provided, that if the holders of a majority of the Registrable Securities requested to be included in such registration specify one particular type of underwritten offering, such method of disposition shall be such type of underwritten offering or a series of such underwritten offerings (as such majority of holders may elect) during the time period the Registration Statement is effective. The Holders may request an underwritten offering no more than twice in any twelve month period.

         (c) Fulfillment of Registration Obligations. Notwithstanding any other provision of this Agreement, a registration requested pursuant to this Section 3 shall not be deemed to have been effected (and, therefore, not requested), (i) unless it has become effective, (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by a Holder on whose behalf the demand for registration was made and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement; provided, that if such registration is a shelf registration, such registration shall be deemed to have been effected if such registration statement remains effective for 12 months, (iii) if not a shelf registration and it (a) does not contemplate an underwritten offering, if it does not remain effective for at least 90 days (or such shorter period as will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn); or (b) does contemplate an underwritten offering, if it does not remain effective for at least 90 days plus such longer period as, in the good faith opinion of counsel for the underwriter or underwriters, a prospectus is required by law to be delivered in connection with the sale of Registrable Securities by an underwriter or dealer, or (iv) in the event of an underwritten offering, if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some wrongful act or omission by a Holder.

         (d) Priority on Demand Registrations. If any of the Registered Registrable Securities registered pursuant to any Demand Registration are to be sold in one or more firm commitment underwritten offerings, and the managing underwriter advises the Company and the holders of such Registered Registrable Securities in writing that in its good faith opinion the number of Registered Registrable Securities proposed to be sold in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect upon the price, timing or distribution of the offering, there shall be included in such firm commitment underwritten offering the number of Registered Registrable Securities which in the good faith opinion of such managing underwriter can be sold (without the adverse effect referred to above), and such securities shall be allocated among all holders of Registrable Securities, pro rata.

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         (e) Withdrawal. Any Holder participating in a registration of
Registrable Securities pursuant to this Section 3 may withdraw all or any part of its Registrable Securities from such registration by giving written notice to the Company of its request to withdraw at any time. Following any such withdrawal, in the event the Holders reimburse the Company for the out-of-pocket Registration Expenses incurred by the Company, a Demand Request shall not be counted for purposes of the number of requests permitted to be made.

         (f) Demand Registration Expenses. If not paid by the Company in accordance with the provisions of Section 6, the expenses of the holders of Registered Registrable Securities included in any Demand Registration will be paid by the holders of Registered Registrable Securities, who among themselves shall bear such expenses pro rata. In the event the Company registers Company Securities and/or Other Holders register Other Securities in any Demand Registration, if not paid by the Company in accordance with the provisions of
Section 6, the expenses of the Holders, the Company and/or the Other Holders will be borne by such parties in proportion to the relative number of securities to be registered by each such party in the Demand Registration.

         (g) Incidental Registration. If the Company at any time proposes to file on its behalf and/or on behalf of any of its other security holders ("Other Holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock, it will give prompt written notice to all holders of Registrable Securities of such registration, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of Registrable Securities as such holders may request (an "Incidental Registration"). Nothing in this Section 3(g) shall preclude the Company from discontinuing the registration of its securities being effected on its behalf under this Section 3(g) at any time prior to the effective date of the registration relating thereto.

         Each holder of any such Registrable Securities desiring to have Registrable Securities registered under this Section 3(g) shall advise the Company in writing within twenty (20) days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its good faith opinion, the distribution of Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company exceeds the number which can be sold in such offering without being likely to have a significant adverse effect upon the price, timing or distribution of the offering, then the Company shall include in such registration, first, the securities which the Company proposes to sell solely for the account of the Company; and second, all Registrable Securities and securities held by Other Holders that are requested to be included in such registration that can be sold without having the adverse effect referred to above, pro rata on the basis of the relative number of such securities requested to be included in such registration. To the extent required by the

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managing underwriter, the holders of Registrable Securities requested to be registered shall reduce the number of Registrable Securities each requested to be registered, pro rata, in the proportion that the number of Registrable Securities requested by each such holder to be registered bears to the aggregate number of Registrable Securities requested to be registered by all holders (it being agreed and understood, however, that such underwriter shall have the right to eliminate entirely the participation in such registration of the Registrable Securities).

         Except as otherwise provided in this agreement, all Registration Expenses of an Incidental Registration shall be borne by the Company.

         (h) Rights of Company or Other Holders to Piggyback on Demand Registrations. The Company and any Other Holders shall have the right to include any shares of Common Stock of the Company in any Demand Registration. Upon receipt of the notice referred to in Section 3(b) above, the Company will give prompt notice to all Other Holders of such registration, which notice shall set forth the proposed method of disposition of the securities proposed to be registered by the Holders. The notice shall offer to include in such filing the aggregate number of Company Securities and Other Securities as the Company and such Other Holders may request; provided, however, that if the managing underwriter of a proposed public offering shall advise the Holders in writing that, in its good faith opinion, the distribution of Company Securities and Other Securities requested to be included in the registration concurrently with the securities being registered by the Holders exceeds the number which can be sold in such offering without being likely to have a significant adverse effect upon the price, timing or distribution of the offering, then there shall be included in such registration first, the Registrable Securities; and second, Company Securities and Other Securities that are requested to be included in such registration that can be sold without having the adverse effect referred to above, pro rata on the basis of the relative number of such securities requested to be included in such registration.

         4. Restrictions on Public Sale by Holders of Registered Registrable Securities and Other Holders. (a) Each holder of Registrable Securities agrees, if requested by the managing underwriter or underwriters in any underwritten offering (to the extent timely notified by the Company or the managing underwriter or underwriters), not to effect any public sale or distribution of securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), (i) during the 10-day period prior to the effective date of any underwritten offering made pursuant to such Registration Statement (or such lesser period as the lead or managing underwriters may permit) and (ii) during the 90-day period (or such lesser period as the lead or managing underwriters may permit) beginning on the effective date of any underwritten offering made pursuant to such Registration Statement. If a request is made pursuant to this Section 4, the time period during which such Demand Registration (if a "shelf registration") is required to remain continuously effective pursuant to Section 3(b) shall be extended by 90 days, but not beyond twelve (12) months.

         (b) The Principal Schawk Stockholders hereby agree to be subject to the restrictions set forth in the Section 4(a). The Company hereby also agrees that, if requested by the managing underwriter or underwriters in any underwritten offering relating to a Demand Registration (to the extent timely notified in writing by the Holders or the managing underwriter or

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underwriters), it will effect no public sale or distribution of securities of the Company during the period requested by the managing underwriter or underwriters; provided, that, the Company shall not be so restricted from effecting any public sale or distribution of any security in connection with any merger, acquisition, exchange offer, subscription offer, dividend reinvestment plan or stock option or other executive or employee benefit or compensation plan.

         (c) Until the date which is six months following the Closing Date, the Principal Schawk Stockholders agree not to offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of any shares of Company Common Stock or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or otherwise acquire, any Company Common Stock, except (i) transactions with a Permitted Transferee, (ii) any exercise of options pursuant any Company stock option or other executive or employee benefit or compensation plan, or (iii) transactions pursuant to Rule 144 (it being understood that any such transaction by a Principal Schawk Stockholder pursuant to Rule 144 may not exceed 25,000 shares of Company Common Stock during any three month period). For purposes of this paragraph, "Permitted Transferee" means any member of a Principal Schawk Stockholder's immediate family or a trust or other legal entity established for the sole benefit of such persons; provided, that, the Permitted Transferee agrees that any Company Common Stock so received shall be subject to the provisions of this paragraph.

         5. Registration Procedures. In connection with the Demand Registration obligations of the Company pursuant to and in accordance with Section 3 of this Agreement and subject to receipt from the sellers of Registrable Securities of the information to be furnished by them, as provided below, the Company shall use its reasonable best efforts to effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall:

         (a) prepare and file with the SEC, as soon as reasonably possible, a Registration Statement or Registration Statements relating to the Demand Registrations on Form S-3, if Form S-3 is then available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, or such other form as is then appropriate for use by the Company under the Securities Act, and use reasonable best efforts to cause each such Registration Statement to become effective as promptly as practicable and remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated or deemed to be incorporated by reference, the Company shall furnish to the holders of the Registrable Securities covered by such Registration Statement, their Special Counsel and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders, their Special Counsel and such underwriters, if any, and the Company shall not, subject to the requirements of applicable law and Section 3, file any such Registration Statement, or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which the holders of a majority in number of the Registrable Securities covered by such Registration Statement, or the managing underwriter or underwriters, if any, shall reasonably object on a timely basis;

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         (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement required to be filed pursuant to
Section 3 of this Agreement as may be (i) reasonably requested by any holder (to the extent such request relates to information relating to such holder) or (ii) necessary to keep such Registration Statement effective for the time period specified in Section 3; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act, if
(i) reasonably requested by any holder (to the extent such request relates to information relating to such holder) or (ii) required; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or such Prospectus;

         (c) use reasonable best efforts to promptly notify the selling holders of Registrable Securities, their Special Counsel and the managing underwriters, if any, and (if requested by any such Person) confirm such notice in writing,
(1) when a Prospectus or any Prospectus supplement or post-effective amendment related to such Registrable Securities has been filed, and, with respect to a Registration Statement or any post-effective amendment related to such Registrable Securities, when the same has become effective, (2) of any request by the SEC for amendments or supplements to such a Registration Statement or related Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of such a Registration Statement or any order preventing or suspending the use of any preliminary or final prospectus or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) entered into pursuant to
Section 6 below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (6) of the happening of any event which makes any statement made in such a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which requires the making of any changes in such Registration Statement or Prospectus so that such Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (7) prior to the initiation of a Suspension Period;

         (d) use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

         (e) if requested by the managing underwriter or underwriters or any holder of Registrable Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement related to such Registrable Securities such information as the managing underwriters and such holder agree should be included therein as required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after notification of the matters to be incorporated in such Prospectus supplement or such post-

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effective amendment and (iii) supplement or make amendments to such Registration
Statement; provided, however, that the Company shall not be required to take any of the actions in this Section 6(e) which are not, in the opinion of counsel for the Company, required by or in compliance with applicable law.

         (f) upon request of a selling holder of Registrable Securities or its Special Counsel, make available to each selling holder of Registrable Securities or its Special Counsel a copy of each Registration Statement related to such Registrable Securities and any post-effective amendment thereto, including financial statements, schedules and all exhibits (including, if requested, those previously furnished or proposed to be incorporated by reference) at the earliest practicable time under the circumstances before the filing of such documents with the SEC;

         (g) deliver to all selling holders of Registrable Securities, their Special Counsel and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses related to such Registrable Securities (including each preliminary prospectus) and as many copies of any amendment or supplement thereto and such documents incorporated by reference therein as such Persons may reasonably request; subject to the restrictions contained in the last paragraph of Section 5, the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

         (h) prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing; use reasonable best efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified,
(B) take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject, or (C) take any action which would subject it to the assessment of taxes in any such jurisdiction where it is not then so subject;

         (i) cooperate with the selling holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

         (j) use reasonable best efforts to cause the Registrable Securities covered by each Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

         (k) as expeditiously as possible after the occurrence of any event contemplated by paragraph 5(c)(6) above, but subject to Section 3(a), prepare a post-effective

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amendment to each Registration Statement or a supplement to the related
Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (l) use reasonable best efforts to cause all Registrable Securities covered by such a Registration Statement to be listed on the securities exchange, if any, on which similar securities issued by the Company are then listed if requested by the holders of a majority in aggregate number of shares of such issue or class of Registrable Securities;

         (m) enter into such agreements (including an underwriting agreement) consistent with this Section 5 and use reasonable efforts to take all such other actions in connection therewith as shall have been reasonably requested by the managing underwriter or underwriter, if any, or the holders of a majority in principal amount of the Registrable Securities being sold in order to expedite or facilitate the disposition of such Registrable Securities including, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (1) making such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirming the same if and when reasonably requested; (2) using reasonable best efforts to obtain for the benefit of the holders of such Registrable Securities opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in principal amount of the reasonably Registrable Securities being sold) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; (3) using its reasonable best efforts to obtain "cold comfort" and "bring-down" letters and updates thereof from the independent certified public accountants of the Company addressed to each selling holder of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" and "bring-down" letters in connection with underwritten offerings; (4) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and (5) delivering such documents and certificates to certify that the representations and warranties of the Company made pursuant to clause (1) above continue to be true and correct and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or if such offering is not underwritten, dated the effective date of the applicable registration statement or, as and to the extent required thereunder;

         (n) make available for inspection by a representative of the holders of Registrable Securities being sold, any underwriter participating in any disposition of Registrable Securities and any attorney or accountant retained by such selling holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility and cause the officers, directors, employees and representatives of the independent public accountants who have certified the Company's financial statements to make themselves available to discuss the business of the Company and supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company as confidential at the time of delivery of such records, information or documents shall be kept confidential by such Persons and their designees unless such records, information or documents are in the public domain or disclosure of such records, information or documents is required by court or administrative order or unless such records, information or documents otherwise become public knowledge or in the opinion of counsel to such Person disclosure by such Person is otherwise required by law;

         (o) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of the applicable registration statement;

         (p) make available to each selling Holder, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the applicable registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

         (q) to the extent reasonably requested by the lead or managing underwriters in connection with an underwritten offering pursuant to Section 3(a) (including a Shelf Underwritten Offering), send appropriate officers of the Company to attend "road shows" scheduled in connection with an underwritten offering (it being understood that, the Company will not be obligated to participate in any road show unless the aggregate fair market value of the Registrable Securities included in the offering is at least $15,000,000 (based on the closing price of the relevant security on the trading day prior to the date of the related request for demand registration)), with all out-of-pocket costs and expenses incurred by the Company or such officers in connection with such attendance to be paid by the Company;

         (r) otherwise use reasonable best efforts to take such other steps necessary to effect the registration of the Registrable Securities contemplated hereby and comply with all applicable rules and regulations of the SEC.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may from time to time reasonably request, and the Company may exclude from such registration the Registrable Securities of any seller who fails to furnish such information, provided, that such sellers' Registrable Securities shall be counted for the demand made upon the Company hereunder.

         Each holder of Registrable Securities agrees to comply with the provisions of the Securities Act with respect to the disposition of all of his Registrable Securities covered by any Registration Statement in accordance with the intended methods of distribution by such seller set forth in such Registration Statement, as amended, or the related Prospectus, as supplemented. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(3), 5(c)(5), 5(c)(6) and 5(c)(7) hereof, such holder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(l) hereof, or until it is advised (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus. In the event the Company shall give any such notice, the six months time period mentioned in Section 3(a) hereof shall be extended by the number of days (not to exceed 365 days) during the time period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(1) hereof or the Advice.

         6. Registration Expenses. All fees and expenses incident to the Company's performance of or compliance with this Agreement (including, without limitation, (1) all registration and filing fees including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc., (B) of compliance with securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters or selling holders in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the managing underwriters or holders of a majority in number of the Registrable Securities being sold may designate), and (C) in connection with listing the Registered Registrable Securities on the securities exchange on which similar securities issued by the Company are then listed, (2) printing expenses, (3) messenger, telephone and delivery expenses, (4) fees, expenses and disbursements of counsel for the Company, (5) fees, expenses and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (6) transfer agents' and registrars' fees and expenses in connection with such offering; (7) all expenses with respect to road shows that the Company is obligated to pay pursuant to Section 5; and (8) fees and expenses of all other Persons retained by the Company (all such expenses being herein called "Registration Expenses") shall be borne by the Company. Registration Expenses shall not include any underwriters' fees and/or commissions relating to sales of Registrable Securities. All other fees and expenses in connection with the registration of Registrable Securities pursuant to this Agreement shall be borne by the holders of Registered Registrable Securities (who among themselves shall bear such expenses pro rata), whether or not any Registration Statement becomes effective.

         7. Indemnification.

         (a) Indemnification by Company. The Company shall indemnify and hold harmless, to the full extent permitted by law, each holder of Registered Registrable Securities, the directors and officers of each holder of Registered Registrable Securities and each Person who controls such holder or the officers, directors, agents or employees of such holder (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities, costs (including the costs of preparation and attorney's fees) and expenses (collectively, "Losses") caused by any untrue or alleged untrue statement of a material fact contained in any registration statement (or in any preliminary, final or summary prospectus included therein) or in any other offering document relating to the offering and sale of such Registrable Securities prepared by the Company or at its direction, or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made (in the case of any Prospectus), not misleading, except (i) insofar as the same are caused by or contained in any information furnished to the Company by such holder expressly for use therein and (ii) the Company shall not be liable to any holder of Registered Registrable Securities (or its controlling persons) with respect to any untrue statement or omission or alleged untrue statement or omission in any preliminary prospectus or any Prospectus which was corrected in a Prospectus or prospectus supplement delivered by the Company to such holder prior to the sale of the Registered Registrable Securities in question if the Person asserting such Loss, purchased securities from such holder but was not timely sent or given a copy of such corrected Prospectus or prospectus supplement at or prior to written conformation of the sale of such securities to such Person. If requested, the Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution and each Person who controls such Persons (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registered Registrable Securities and their controlling persons. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Person, selling Holder, or any underwriter.

         (b) Indemnification by Holders of Registered Registrable Securities. In connection with any Registration Statement in which a holder of Registered Registrable Securities is participating, such holder of Registered Registrable Securities shall furnish to the Company in writing such information regarding such holder and the distribution proposed by such holder and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors, each of its officers who signed such Registration Statement, and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any Losses, caused by any untrue statement of a material fact or any omission of a material fact required to be stated in any registration statement (or in any preliminary, final or summary prospectus included therein) or in any other offering document relating to the offering and sale of such Registrable Securities prepared by the Company or at its direction, or any amendment thereof or supplement thereto or necessary to make the statements therein, in the light of the circumstances under which they were made (in the case of any Prospectus), not misleading but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information relating to such selling Holder or such underwriter, as the case may be, furnished to the Company by or on behalf of such selling Holder or such underwriter, as the case may be, expressly for inclusion in such registration statement (or in any preliminary, final or summary prospectus included therein) or other offering document, or any amendment thereof or supplement thereto. In no event shall the liability of any selling holder of Registered Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of the payment of all expenses) received by such holder upon the sale of the Registered Registrable

Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons expressly for use in any Prospectus or Registration Statement.

         (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses or (b) the indemnifying party shall have failed promptly to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon advice of counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if such Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person) (it being understood that the indemnifying party shall only be required to pay the fees of one separate counsel for all holders of Registrable Securities). The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will without the consent of the indemnified party consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d) Contribution. If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) or 7(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and such indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission but not by reference to any indemnified party's stock ownership in the Company. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), an indemnifying party which is a selling holder of Registered Registrable Securities shall not be required to contribute any amount in excess of the amount by which net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses of the indemnified party relate exceed the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         The obligations of the parties under this Section 7 shall be in addition to any liability which any party may otherwise have to any other party.

         8. Rule 144. The Company shall file the reports required to be filed by it under the Exchange Act, and it will take such further action to the extent required from time to time to enable holders of Registrable Securities to sell Registered Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registered Registrable Securities the Company shall deliver to such holder a written statement as to whether the Company has complied with such filing requirements.

         9. Underwritten Registrations. If any of the Registrable Securities covered by Demand Registrations are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the holders of a majority in aggregate number of shares of such Registrable Securities included in such offering and will be reasonably acceptable to the Company. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's Registered Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         10. Miscellaneous.

         (a) No Conflicting or Inconsistent Agreements. The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is in conflict or inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with or limits or prohibits the exercise of the rights granted to the Holders pursuant to the provisions hereof.

         Except as set forth on Schedule 10(a), the Company has not granted any unexpired rights to any Person to request or require the Company to effect, and agrees not to grant for two years following the Closing Date any rights to any Person to request or require the

Company to effect, the registration (whether on demand or by "incidental" rights or otherwise) under the Securities Act of any equity securities of the Company, or securities convertible into or exchangeable for such equity securities without the approval of the holders of a majority of the Registrable Securities, which approval may not be unreasonably withheld.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof will not be binding on any holder of Registrable Securities not giving such waiver or consent, unless the Company has obtained the written consent of holders of at least a majority in aggregate number of the then outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent which amendment, modification, supplement, waiver or consent shall be binding upon all holders of Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter which relates exclusively to the rights of holders of Registered Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of other holders of Registrable Securities whose securities are not being sold pursuant to a Registration Statement, may be given by holders of a majority in number of the Registrable Securities being sold by such holders which consent or waiver shall be binding on all such Registered Registrable Securities; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing pursuant to the terms of Section
13.5 of the Stock Purchase Agreement.

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. Neither this Agreement nor any right or obligation hereunder is assignable by any party without the prior written consent of the other party or parties, except with respect to a successor entity to the Company.

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.

         (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto, in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (j) Termination. This Agreement shall terminate at such time as less than 10% of the initial amount of Registrable Securities are outstanding.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        SCHAWK, INC.


                                        By: /s/ David A. Schawk
                                           -------------------------------------
                                           Name:  David A. Schawk
                                           Title: President and Chief Executive
                                                  Officer


                                        /s/ Clarence W. Schawk
                                        ----------------------------------------
                                        Clarence W. Schawk


                                        /s/ Marilyn G. Schawk
                                        ----------------------------------------
                                        Marilyn G. Schawk


                                        /s/ David A. Schawk
                                        ----------------------------------------
                                        David A. Schawk


                                        /s/ A. Alex Sarkisian
                                        ----------------------------------------
                                        A. Alex Sarkisian, as Trustee of the
                                        David A. Schawk Family Trust dated
                                        11/30/88 F/B/O Colleen Teryl Schawk


                                        /s/ A. Alex Sarkisian
                                        ----------------------------------------
                                        A. Alex Sarkisian, as Trustee of the
                                        David A. Schawk Family Trust dated
                                        11/30/88 F/B/O Kara Elizabeth Schawk


                                        /s/ A. Alex Sarkisian
                                        ----------------------------------------
                                        A. Alex Sarkisian, as Trustee of the
                                        David A. Schawk Family Trust dated
                                        11/30/88 F/B/O Kelly Lynn Schawk

                                        KAGT HOLDINGS, INC.


                                        By: /s/ Christopher Lacovara
                                           -------------------------------------
                                            Name:  Christopher Lacovara
                                            Title: President


                                        KOHLBERG INVESTORS IV, L.P.


                                        By:  Kohlberg Management IV, L.L.C., its
                                             general partner


                                             /s/ Christopher Lacovara
                                             -----------------------------------
                                             Name: Christopher Lacovara
                                             Title: Authorized Member Manager


                                        KOHLBERG TE INVESTORS IV, L.P.


                                        By:  Kohlberg Management IV, L.L.C., its
                                             general partner


                                             /s/ Christopher Lacovara
                                             -----------------------------------
                                             Name: Christopher Lacovara
                                             Title: Authorized Member Manager

                                        KOHLBERG OFFSHORE INVESTORS IV, L.P.


                                        By:  Kohlberg Management IV, L.L.C., its
                                              general partner


                                             /s/ Christopher Lacovara
                                             -----------------------------------
                                             Name: Christopher Lacovara
                                             Title: Authorized Member Manager


                                        KOHLBERG PARTNERS IV, L.P.


                                        By:  Kohlberg Management IV, L.L.C., its
                                             general partner


                                             /s/ Christopher Lacovara
                                             -----------------------------------
                                             Name: Christopher Lacovara
                                             Title: Authorized Member Manager


                                        KOCO INVESTORS IV, L.P.


                                        By:  Kohlberg Management IV, L.L.C., its
                                             general partner


                                             /s/ Christopher Lacovara
                                             -----------------------------------
                                             Name: Christopher Lacovara
                                             Title: Authorized Member Manager


                                        SILVER POINT CAPITAL FUND, L.P.


                                        By: /s/ Jeffrey A. Gelfand
                                           -------------------------------------
                                           Name:  Jeffrey A. Gelfand
                                           Title: Authorized Signatory


                                        SILVER POINT CAPITAL OFFSHORE
                                        FUND, LIMITED


                                        By: /s/ Jeffrey A. Gelfand
                                           -------------------------------------
                                           Name:  Jeffrey A. Gelfand
                                           Title: Authorized Signatory

                                        HUDSON RIVER CO-INVESTMENT FUND, L.P.


                                        By: Hamilton Lane New York
                                            Co-Investment, LLC, its general
                                            partner


                                        By: Hamilton Lane Advisors, L.L.C.,
                                            its Managing Member


                                            /s/ Mario L. Giannini
                                            ------------------------------------
                                            Name:  Mario L. Giannini
                                            Title: Chief Executive Officer


                                        VO III, LLC


                                        By: /s/ Basil Vasihiou
                                           -------------------------------------
                                           Name:  Basil Vasihiou
                                           Title: Manager

                                        /s/ Nat Buonfiglio
                                        ----------------------------------------
                                        Nat Buonfiglio


                                        /s/ Fred Drasner
                                        ----------------------------------------
                                        Fred Drasner


                                        /s/ John Harris
                                        ----------------------------------------
                                        John Harris


                                        /s/ Joseph Vecchiolla
                                        ----------------------------------------
                                        Joseph Vecchiolla